UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2017, we issued a press release announcing our results for the three months ended June 30, 2017.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our 2017 second quarter financial results on Thursday, July 27, 2017 at 10 a.m. Eastern Time.

Call-in number for U.S. participants:	(888) 713 - 4211
International participants:	(617) 213 - 4864
Passcode:	244 268 82#

The conference call will be available via webcast and can be accessed from the investor relations page of our website at http://ir.huntsman.com.

The conference call will be available for replay beginning July 27, 2017 and ending August 3, 2017. The call-in numbers for the replay are as follows:

Within the U.S.:	(888) 286 - 8010
International participants:	(617) 801 - 6888
Replay code:	29385180

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at http://ir.huntsman.com.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated July 27, 2017 regarding second quarter 2017 earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ IVAN M. MARCUSE
Vice President, Investor Relations

Dated: July 27, 2017

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated July 27, 2017 regarding second quarter 2017 earnings